EXHIBIT 32



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                                  CERTIFICATION

      In connection with the Annual Report of Epic Energy Resources, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), Rex Doyle, the Principal Executive Officer and Michael Kinney, the Principal Financial Officer and the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.



Date:  April 7, 2008                 /s/ Rex Doyle
                                     -----------------------------------
                                     Rex Doyle, Principal Executive Officer

                                     /S/ Michael Kinney
                                     -----------------------------------
                                     Michael Kinney, Principal Financial
                                     Officer